UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 19, 2005



                              CHENIERE ENERGY, INC.
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             (Exact name of registrant as specified in its charter)



            Delaware                       1-16383              95-4352386
--------------------------------   ------------------------ -------------------
(State or other jurisdiction of    (Commission File Number)  (I.R.S. Employer
 incorporation or organization)                             Identification No.)




                  717 Texas Avenue
                     Suite 3100
                   Houston, Texas                           77002
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      (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (713) 659-1361


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01.        Regulation FD Disclosure.

         On August 19, 2005, Cheniere Energy, Inc. issued a press release announcing that one of its indirect, wholly owned subsidiaries, Cheniere LNG Holdings, LLC ("Holdings"), has engaged Credit Suisse to arrange a proposed $500 million Senior Secured Term Loan Facility (the "Facility"). Holdings owns Cheniere's 100% equity interest in Sabine Pass LNG, L.P. and Cheniere's 30% limited partner equity interest in Freeport LNG Development, L.P., each of which owns an LNG receiving terminal project that is currently under construction (the "Projects"). A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

         The Facility would be used to fund: (1) Cheniere's remaining equity requirements for the construction of the Sabine Pass LNG receiving terminal; (2) a reserve account for Facility debt service obligations and pre-operating expenses; (3) fees and expenses of the transaction; (4) Cheniere's equity requirements including funds for the potential expansion of the Sabine Pass LNG receiving terminal, construction of the Corpus Christi and/or the Creole Trail LNG receiving terminals and pipelines from Cheniere's various LNG receiving terminals; and/or (5) Cheniere's general corporate purposes.

         The Facility would have a 7-year term and would be secured by the debt service reserve, all of the capital stock or other equity interests directly held by Holdings with respect to the Projects and all of the capital stock of Holdings. The Facility would include various covenants by Holdings, including limitations on distributions and other payments, the creation of new subsidiaries of Holdings and the incurrence of additional debt or guarantees by Holdings and its subsidiaries. Sabine Pass LNG would be permitted to incur additional debt, subject to limitations. There would be no restrictions on Freeport LNG. The consummation of the Facility will be subject to a number of customary conditions, including the delivery of closing documents.

         The information in this report and the exhibit referenced herein are being furnished under Item 7.01 of Form 8-K and are not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, are not subject to the liabilities of that section and are not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01.        Financial Statements and Exhibits.

c) Exhibits

 Exhibit Number    Description
 --------------    -----------
      99.1         Press Release, dated August 19, 2005 (furnished herewith).




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CHENIERE ENERGY, INC.


Date:  August 19, 2005    By: /s/ Don A. Turkleson
                              --------------------
                              Name: Don A. Turkleson
                              Title:   Senior Vice President, Chief
                                       Financial Officer and Secretary



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EXHIBIT INDEX

Exhibit Number     Description
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     99.1          Press Release, dated August 19, 2005 (furnished herewith).